UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 30, 2014

COLUMBIA SPORTSWEAR COMPANY
(Exact name of Registrant as specified in its Charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14375 Northwest Science Park Drive Portland, Oregon 97229
(Address of principal executive offices) (Zip Code)

(503) 985-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

On May 30, 2014, Columbia Sportswear Company completed its previously announced transaction to acquire prAna Living, LLC, a Delaware limited liability company. A copy of the press release announcing the completion of the purchase is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

	By:	/s/ PETER J. BRAGDON
	Name:	Peter J. Bragdon
	Title:	Senior Vice President of Legal and Corporate Affairs, General Counsel and Secretary

Dated: June 2, 2014

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release dated June 2, 2014.